Exhibit 10.1

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

This FIRST AMENDMENT TO FORBEARANCE AGREEMENT is entered into and dated as of September 28, 2018 (this “Agreement”) with respect to that certain Multidraw Term Loan Agreement dated as of August 31, 2018 among PetroQuest Energy, L.L.C., a Louisiana limited liability company (the “Borrower”), PetroQuest Energy, Inc., a Delaware corporation (the “Parent”), each of the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”; together with the Borrower, the Parent and the Lenders, each a “Party” and collectively, the “Parties”) (as amended by the Forbearance Agreement defined below and as otherwise amended and restated, supplemented or modified from time to time prior to the date hereof, the “Credit Agreement”).

A.    The Parties entered into that certain Forbearance Agreement dated as of September 14, 2018 (the “Forbearance Agreement”).

B.    The Parties desire to amend the Forbearance Agreement as set forth in this Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENTS

SECTION 1. Definitions.    Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment to Forbearance Agreement.    Clause (i) of Recital G. of the Forbearance Agreement is hereby amended and restated to read as follows: “(i) 11:59 p.m. ET on October 5, 2018 or”.

SECTION 3. Amendment to Credit Agreement.    Section 8.1, Events of Default, of the Credit Agreement is hereby amended, such amendment to be effective as of August 31, 2018, by deleting subclause (vi) of clause (J) thereof in its entirety and replacing it with the following:

“(vi) takes any action for the purpose of effecting any of the foregoing if such action (x) occurs on or after the date that is 52 days following the Closing Date or (y) is not in conjunction with a restructuring support agreement that is supported by all Lenders;”

SECTION 4. Representations and Warranties.    Each of the Parent, the Borrower and the Guarantor hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties set forth in Section 4 of the Forbearance Agreement are true and correct on and as of the date hereof.

SECTION 5. Direction.    The Lenders executing this Agreement hereby direct the Administrative Agent to execute and deliver this Agreement and to perform its obligations hereunder. Each Lender represents that it is a Lender under the Credit Agreement and is not a Defaulting Lender.

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SECTION 6. Miscellaneous.    The provisions of Sections 6 through 15 of the Forbearance Agreement are incorporated herein by reference as though such provisions were fully set forth verbatim herein and shall apply to this Agreement mutatis mutandis.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWER:	PETROQUEST ENERGY, L.L.C.

/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer and Treasurer

PARENT:	PETROQUEST ENERGY, INC.

/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer and Treasurer

GUARANTOR:	TDC ENERGY LLC

/s/ J. Bond Clement
J. Bond Clement
Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to First Amendment to Forbearance Agreement

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

	By:	/s/ Jason Prisco
	Name:	Jason Prisco
	Title:	AVP

Signature Page to First Amendment to Forbearance Agreement

LENDERS:

MainStay MacKay High Yield Corporate Bond Fund
By: MacKay Shields LLC, as investment subadvisor

By:	/s/ Andrew Susser
Name:	Andrew Susser
Title:	Executive Managing Director

MainStay VP MacKay High Yield Corporate Bond Portfolio
By: MacKay Shields LLC, as investment subadvisor

By:	/s/ Andrew Susser
Name:	Andrew Susser
Title:	Executive Managing Director

MainStay MacKay Short Duration High Yield Fund
By: MacKay Shields LLC, as investment subadvisor

By:	/s/ Andrew Susser
Name:	Andrew Susser
Title:	Executive Managing Director

Signature Page to First Amendment to Forbearance Agreement

Corre Opportunities Qualified Master Fund, LP

By:	/s/ John Barrett
Name:	John Barrett
Title:	Authorized Signatory

Corre Opportunities II Master Fund, LP

By:	/s/ John Barrett
Name:	John Barrett
Title:	Authorized Signatory

Corre Horizon Interim Fund LLC

By:	/s/ John Barrett
Name:	John Barrett
Title:	Authorized Signatory

Signature Page to First Amendment to Forbearance Agreement